- --------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than Registrant [  ]

Check the Appropriate Box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive  Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           ---------------------------


                            COMPUTER TELEPHONE CORP.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                           ---------------------------


Payment of Filing Fee (Check the Appropriate Box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

           1)   Title of each Class of Securities to which transaction applies:
           2)   Aggregate Number of Securities to which transaction applies:
           3) Per unit price or the underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
           4)   Proposed maximum aggregate value of transaction:
           5)   Total fee paid:
[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
           1)   Amount Previously Paid:
           2)   Form, Schedule or Registration Statement No.:
           3)   Filing Party:
           4)   Date Filed:

                           ---------------------------


                        Copies of all communications to:
                             LEONARD R. GLASS, ESQ.
                  Cole, Schotz, Meisel, Forman & Leonard, P.A.
                       25 Main Street, Post Office Box 800
                        Hackensack, New Jersey 07602-0800
                                 (201) 489-3000

- --------------------------------------------------------------------------------

                                                                PRELIMINARY COPY

                            COMPUTER TELEPHONE CORP.
                                360 Second Avenue
                                Waltham, MA 02154

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Computer Telephone Corp.

      Notice is hereby given that the Annual Meeting of Stockholders of Computer Telephone Corp. (the "Company") will be held at the offices of the Company, 360 Second Avenue, Waltham, Massachusetts 02154 on Monday, August 21, 1995 at 9:30 a.m., local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

      1. To elect as directors the five (5) persons listed in the accompanying Proxy Statement;

      2. To amend the Company's Amended Restated Articles of Organization to increase the authorized shares of common stock from 8,600,000 shares to 25,000,000 shares;

      3.  To  ratify  the  selection  of  Ernst  &  Young  as  the   independent
          accountants of the Company for the fiscal year ending March 31, 1996; and

      4. To consider and transact any other business that may lawfully come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on July 12, 1995 as the record date for the determination of stockholders entitled to vote at the Meeting and to receive notice thereof. Accordingly, only stockholders of record on such date will be entitled to vote at the meeting. The stock transfer books of the Company will not be closed.

      Please sign the enclosed proxy and return it in the enclosed envelope.


July   , 1995                                 By Order of the Board of Directors
Mailed at Boston,
Massachusetts

                                              Robert J. Fabbricatore, Chairman

                                    IMPORTANT

STOCKHOLDERS ARE REQUESTED TO DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED, A POSTAGE-PAID ENVELOPE IS PROVIDED FOR MAILING IN THE UNITED STATES. YOU ARE ENTITLED TO REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY WRITTEN NOTICE TO THE COMPANY. ALSO, IF YOU ATTEND THE MEETING AND VOTE IN PERSON, THE PROXY WILL NOT BE USED.

                                                                PRELIMINARY COPY

                                 PROXY STATEMENT

                     1995 ANNUAL MEETING OF STOCKHOLDERS OF
                            COMPUTER TELEPHONE CORP.
                           TO BE HELD AUGUST 21, 1995

                  Approximate Date of Mailing to Stockholders:
                                   July , 1995

                            TIME AND PLACE OF MEETING


      This Proxy Statement is furnished to stockholders by the Board of Directors of Computer Telephone Corp., a Massachusetts Corporation (the "Company"), for solicitation of Proxies for use at the 1995 Annual Meeting of Stockholders to be held on August 21, 1995 at 9:30 a.m., and at all adjournments thereof, for the purposes set forth in the attached Notice of Annual Meeting.

      The Company's principal executive offices are located at 360 Second Avenue, Waltham, Massachusetts, 02154 (617-466-8080).

      Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any stockholder giving a proxy in such form has the power to revoke it at any time before it is exercised by filing a later proxy with the Company, by attending the meeting and voting in person, or by notifying the Company of the revocation in writing to its Clerk at 360 Second Avenue, Waltham, MA 02154. Any such proxy, if received in time for voting and not revoked, will be voted at the meeting in accordance with the directions of the stockholder. Any proxy which fails to specify a choice with respect to the matters to be acted upon will be voted for the proposals.

                         VOTING RIGHTS AND VOTE REQUIRED

      As of July 12, 1995 (the "Record Date"), the Company had outstanding and entitled to vote 3,119,483 shares of Class 1 Common Stock (the "Common Stock"). There is no other class of Common Stock of the Company outstanding. Only stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. Each outstanding share entitles the record holder to one (1) vote on the matters to be voted upon at the meeting. The stock transfer books will not be closed for the purposes of such vote.

      The holders of a majority of interest of all Common Stock issued, outstanding and entitled to vote at a stockholders' meeting, present in person or by proxy, constitute a quorum pursuant to the Company's By-Laws. In the absence of a quorum, the Annual Meeting may be postponed from time to time until stockholders holding the requisite amount are present or represented by proxy.

Security Ownership of Certain Beneficial Owners

      The following table sets forth certain information as of the Record Date with respect to the Common Stock beneficially owned by each Director, nominee for Director and Executive Officer of the Company, by all of the Directors and Officers of the Company as a group, and by each person known by the management of the Company to own beneficially more than five (5%) percent of the outstanding shares of the Common Stock. Based upon the information furnished by the beneficial owners of the Common Stock listed below, the Company believes that each such stockholder exercises sole voting and investment power with respect to the shares beneficially owned.


                                                                          Number of Shares
                                                                            Beneficially                Percent of
Name of Beneficial Owner                                                        Owned                     Class
- ----------------------------------------------------------------      -----------------------     --------------------


Robert J. Fabbricatore (1)(2)......................................           1,089,093                   34.9%

Philip J. Richer (1)(3)............................................             153,326                    4.8

Steven P. Milton (1)...............................................             130,311                    4.2

John D. Pittenger (1)..............................................              72,863                    2.3

Richard J. Santagati (1)...........................................              25,000                    0.8

Alphonse M. Lucchese (1)(4)........................................              21,875                    0.7

J. Richard Murphy .................................................                   0                      0

All Officers and Directors as a Group
(six persons) (5)(6)...............................................           1,492,468                   46.1%

- --------------------

(1) The address of each person is c/o Computer Telephone Corp., 360 Second Avenue, Waltham, MA 02154.
(2) Includes 16,667 shares owned of record by Mr. Fabbricatore as trustee of a trust for his children.
(3) Includes 92,750 shares issuable upon exercise of the vested portion of stock options at exercise prices ranging from $1.60 to $3.30 per share.
(4) Includes 21,875 shares issuable upon exercise of the vested portion of stock options at exercise prices ranging from $1.35 to $3.30 per share.
(5)   Includes the shares described in footnotes (2) through (4) above.
(6)   Does not  include  27,564  shares  held by the  Company's  Employee  Stock
      Purchase Plan of which Messrs. Richer and Pittenger are trustees (exclusive of 1,856 shares held for the account of Mr. Pittenger which are included in his respective holdings above).

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

      Unless the authority to do so is withheld, the enclosed Proxy will be voted for the election of the Nominees named below to hold office until the next Annual Meeting of the Stockholders and until their successors shall be duly elected and qualified. In the event any of the Nominees should be unwilling or unable to serve as a Director, the Proxy will be voted for such substitute Nominee as the

Board of Directors may designate or in the absence of such designation in accordance with the best judgment of the person or persons acting under the Proxy. Management is not aware of any nominee who is unable or will decline to serve as a Director.

      The following table sets forth the name and age of each Nominee, the period during which he has served as Director and the other capacities in which he currently services the Company:

                                                                        Period               Other Capacities in
                                                                        Served as            which Currently
Name                                                      Age           Director             Serving
- ----                                                      ---           --------             --------------

Robert J. Fabbricatore (1)                                52            Since 1980           Chairman, President
                                                                                             and Chief Executive
                                                                                             Officer

Philip J. Richer (1)                                      59            Since 1989           Vice Chairman and
                                                                                             Executive Vice
                                                                                             President

Richard J. Santagati (1)(2)                               49            Since 1991           None

Alphonse M. Lucchese (1)(2)                               60            Since 1993           None

J. Richard Murphy                                         51            Nominee              None

- --------------------

(1)   Current member of the Stock Option Committee and the General Compensation Committee.
(2)   Current member of the Audit Committee


      Mr. Fabbricatore, a founder of the Company and a Director since its inception in 1980, became Chairman of the Board of Directors in March 1983 and President in October 1993. Mr. Fabbricatore also served as Treasurer of the Company from April 1987 until May 1988. Prior to April 1, 1986, Mr. Fabbricatore did not devote a substantial portion of his time to the Company's business.

      Mr. Richer joined the Company as Vice President in July 1989 and became a Director and Vice Chairman of the Company in August 1989 and Executive Vice President in August 1994. Prior to joining the Company, Mr. Richer served as director of Sales Channel Management for New England Telephone Company. During his career with New England Telephone, Mr. Richer served in a variety of other management positions. In addition, Mr. Richer was formerly Data Communications Superintendent for New England Telephone and performed numerous sales and sales management functions.

      Mr. Santagati became a director of the Company in September 1991. He is the President of Merrimack College in North Andover, Massachusetts. Mr. Santagati was a partner of Lighthouse Management, Inc., a private investment firm located in Boston, Massachusetts from 1991 to 1993 and the Chief Executive Officer of Artel Communications Corp., a publicly held data communications firm located in Hudson, Massachusetts from 1991 to February 1994. He was the Chief Executive Officer and a member of the Executive Committee of Gaston & Snow, a Boston, Massachusetts based law firm, from 1986 to 1991. From 1983 to 1986, Mr. Santagati was employed by NYNEX Corp., first as Vice President of Marketing, and then as President and Chairman of NYNEX Business Information Systems Co. From 1977 to 1983, Mr. Santagati held a number of executive level positions with New England Telephone, including Vice President of Marketing and Assistant Vice President of Sales. Mr. Santagati is a member of the Board of Trustees of Lawrence General Hospital, and is Chairman of the Board of Lawrence General Hospital Foundation. He is also a Director of ESP, Inc. a communications company.

      Mr. Lucchese became a Director of the Company in August 1993. Since July 1, 1994, Mr. Lucchese has been Chairman, Chief Executive Officer and President of Davox Corp., a Westford, Massachusetts manufacturer of predictive dialing systems. From April 1987 to June 1994, he was the President and Chief Executive Officer of Iris Graphics, Inc., located in Bedford, Massachusetts, which is engaged in the manufacture of high performance, high quality color printers. From 1984 to 1987 Mr. Lucchese was Vice President of Xyvision, Inc., a manufacturer of computer integrated publishing systems. From 1983 to 1984 he was Vice President, Sales and Marketing for Davox Corp. From 1977 to 1983, Mr. Lucchese was employed by Raytheon Data Systems where he was the Vice President and General Manager of Northeast Operations.

      Mr. Murphy is a nominee for Director. Mr. Murphy has been an officer, director and principal stockholder since 1990 of Arlington Data Corporation, a systems integration company; since 1992 of Arlington Data Consultants, Inc., a company engaged in the installation and maintenance of computer systems and hardware; and, since 1994 of Computer Emporium, Inc., a company engaged in processing parking violations for municipalities. These three companies are privately-held affiliated companies and are located in Haverhill, Massachusetts. Since 1992, Mr. Murphy has also been President and sole stockholder of Bradford Capital Corporation, an investment banking and corporate finance firm located in North Andover, Massachusetts. From 1989 to 1991 Mr. Murphy was an officer, director and principal stockholder of Financial Perspectives Incorporated, an investment banking and corporate finance firm located in North Andover, Massachusetts. Mr. Murphy was President and Chief Executive Officer of Shawmut Arlington Trust Company in Lawrence, Massachusetts, from 1987 to 1989 and from 1968 to 1986 held a variety of management positions, the most recent being Executive Vice President, with the Arlington Trust Company in Lawrence, Massachusetts. Mr. Murphy is a trustee of Holy Family Hospital and Medical Center, Inc. and Holy Family Hospital Foundation, a director and Clerk of MI Nursing/Restorative Center, Inc., and a director of the Greater Lawrence Chamber of Commerce.

      All Directors are elected to hold office until the next Annual Meeting of the Stockholders and until their successors are elected and qualified. Each person nominated for election as a Director has agreed to serve as such, if elected. There are no arrangements or understandings between any of the Directors of the Company and any other person pursuant to which such person was selected as a Director of the Company.

      During the fiscal year ended March 31, 1995, the Board of Directors held four (4) meetings. All Directors participated in all of such meetings.

Committees of the Board

      Stock Option Committee. The Board of Directors has a Stock Option Committee which consists of all members of the Board and administers the Company's stock benefits plans. The Stock Option Committee took action on three occasions during the fiscal year ended March 31, 1995.

      Compensation Committee. The Compensation Committee of the Board of Directors consists of all the members of the Board and acts upon the compensation of such persons as are determined by the Board of Directors. During the fiscal year ended March 31, 1995, the General Compensation Committee held two meetings.

      Audit Committee. The Audit Committee is comprised of Messrs. Santagati and Lucchese. During the fiscal year ended March 31, 1995, the Audit Committee held three meetings.

      The Board of Directors does not have a nominating committee.

      All members of the committees of the Board of Directors attended all of their respective committee meetings.

Executive Officers

      The following table sets forth the name and age of each executive officer of the Company and the office and period during which he has held such office.


                                                                                                        Period
                                                                                                        Served as
Name                                           Age          Office                                      Officer
- --------------------                           ---          -----------------                           -------
Robert J. Fabbricatore                         52           Chairman, President and Chief               Since 1980
                                                            Executive Officer

Philip J. Richer                               59           Vice Chairman and                           Since 1989
                                                            Executive Vice President

Steven P. Milton                               41           Vice President-Sales and                    Since 1994
                                                            Marketing

John D. Pittenger                              41           Vice President-Finance,                     Since 1989
                                                            Treasurer, Clerk and Chief
                                                            Financial Officer

      Currently, there is no fixed term of office for any executive officer. Each person selected to become an executive officer has consented to act as such and there are no arrangements or understandings between the executive officers or any other persons pursuant to which he or she was or is to be selected as an officer.

      Mr. Milton has been employed by the Company since 1984 and has served as Vice President-Sales and Marketing since August 1994. Prior to that, he held various positions within the Company including Branch Manager, District Manager and Regional Manager.

      Mr. Pittenger has served as Treasurer, Chief Financial Officer and Clerk since August 1989. He was elected to also serve as Vice President-Finance in September 1991. For the nine years prior to August 1989, Mr. Pittenger was the Chief Financial Officer of Comm-Tract Corp., a company which designs, engineers and installs voice and data communications systems.

      For a description of the business backgrounds of Messrs. Fabbricatore and Richer see "Nominees for Directors".

Executive Compensation

      The following table provides certain summary information concerning the compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the other executive officers of the Company whose remuneration exceeded $100,000 (collectively, the "named executive officers") for services rendered in all capacities for the Company for the fiscal years ended March 31, 1993, 1994 and 1995.


                           SUMMARY COMPENSATION TABLE

                                                                                                          All Other
                                                                                       Long Term          Compensation
                                                     Annual Compensation               Compensation       ($)(3)
                                    -----------------------------------------------    ---------------    -------------


Name and Principal                                                 Other Annual        Awards, Options
Position                    Year    Salary ($)(1)    Bonus($)(2)   Compensation ($)    (#)
- -----------------------    ------   -------------    -----------   ----------------    ---------------

Robert J. Fabbricatore      1995       240,000          60,000             1,500            35,385             11,636
Chairman, President and     1994       265,000          35,000             7,500            45,454             11,432
Chief Executive Officer     1993       396,000

Philip J. Richer            1995       100,000          24,000             4,800            46,750              3,470
Vice Chairman and           1994       100,000          18,400             4,800            50,000              1,860
Vice President-Sales        1993       100,000          26,995             4,800

Steven P. Milton            1995       100,000          52,000             5,200            36,200              4,440
Vice President-Sales and
Marketing

John D. Pittenger           1995         83,600          26,000            1,200            17,000              3,228
Vice President-Finance,     1994         80,000          24,000            1,200            45,000              1,940
Treasurer, Chief            1993         80,000          16,800            4,800

(1) For the fiscal year ended March 31, 1995, Messrs. Fabbricatore, Richer, Milton and Pittenger's salaries included pre-tax
    Clerk contributions made by such officers to the Computer Telephone Corp. 401(k) Savings Plan.

(2) Includes bonuses accrued for Messrs. Fabbricatore, Richer, Milton and Pittenger for the fiscal year ended March 31, 1995 in the amounts of $15,000, $6,000, $10,000 and $8,000 respectively, which were paid during the first quarter of Fiscal
    1996.

(3)  All Other Compensation includes 50% matching contributions in the amounts of $3,520, $3,470, $4,440 and $3,228 accrued on behalf of Messrs. Fabbricatore, Richer, Milton and Pittenger, respectively, to the Computer Telephone Corp. 401(k)
     Savings Plan.  Also included is the actuarial benefit in the amount of $8,116 on the "split-dollar" life insurance policy for the benefit of Mr. Fabbricatore.

      The following table contains information concerning the stock option grants under the Computer Telephone Corp. 1993 Stock Option Plan to the named executive officers made during the fiscal year ended March 31, 1995. The Company made no grants of stock appreciation rights during the fiscal year ended March 31, 1995.


                OPTION GRANTS IN FISCAL YEAR ENDED MARCH 31, 1995


                                   Individual Grants                                               Potential Realizable Value at
                                                                                                   Assumed Annual Rates of Stock
                                                                                                Price Appreciation for Option Term

                               Number of       % of Total
                              Securities         Options         Exercise
                              Underlying        Granted to        Price $
                                Options        Employees in      per Share     Expiration
          Name                Granted (#)       Fiscal Year         (4)           Date               5% ($)              10% ($)
- -------------------------    --------------   --------------    -----------   ------------    --------------------   ---------------

Robert J.  Fabbricatore        24,200 (1)          5.8%            $4.54        10/04/99
                               11,185 (2)          2.7%            $8.94        03/17/00

Philip J. Richer               24,200 (1)          5.8%            $3.30        10/04/99
                                4,000 (2)          1.0%            $8.125       03/17/00
                               18,550 (3)          4.5%              (3)           (3)

Steven P. Milton               24,200 (1)          5.8%            $4.125       10/04/99
                               12,000 (2)          2.9%            $8.125       03/17/00

John D. Pittenger               5,000 (1)          1.2%            $4.125       10/04/99
                                12,000 (2)         2.9%            $8.125       03/17/00

(1) These options were granted on October 4, 1994 and have a maximum term of five years subject to earlier termination in the event of the optionee's cessation of employment with the Company. These options, which were initially exercisable in five equal annual installments commencing at the date of grant, were made exercisable in full in October 1994.

(2) Each option becomes exercisable in four equal annual installments beginning one year after the date of grant, so long as employment with the Company continues. These options were granted on March 17, 1995 and have a maximum term of five years subject to earlier termination in the event of the optionee's cessation of employment with the Company.

(3) These options are a result of the March 10, 1995 stock dividend. They become exercisable under the same terms as the original options on which they were issued. They have exercise prices ranging from $1.60 to $3.30 per share and expiration dates ranging from April 10, 1995 to October 4, 1999.

(4) The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date.

      The following table sets forth information concerning option exercises and option holdings for the fiscal year ended March 31, 1995 with respect to the named executive officers. The Company had no outstanding stock appreciation rights at March 31, 1995.


                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUE

                                               Value
                                             Realized
                                              (Market
                                              price at
                                              exercise                                         Value of Unexercised in-the-
                                 Shares         less      Number of Securities Underlying    money options at FY End (Market
                              acquired on     exercise     Unexercised Options at Fiscal        price of shares at FY-End
                              exercise (#)   price) ($)                 Year                  ($10.625) less exercise price)
                              ------------   ----------    ------------------------------    -------------------------------

                                                           Exercisable      Unexercisable    Exercisable       Unexercisable
                                                           ------------     --------------   ------------      --------------

Robert J. Fabbricatore         164,200 (1)    1,639,706             -            11,185              -             $18,847

Philip J. Richer                40,000 (1)      460,000        92,750             4,000        $730,644            $10,000

Steven P. Milton                  104,200        1,075,125             -            12,000               -            $30,000
                                   (1)(2)

John D. Pittenger               50,000 (1)      564,375             -            12,000               -            $30,000

(1) On January 20, 1995, Messrs. Fabbricatore, Richer, Milton, and Pittenger exercised options on a pre stock dividend basis to purchase 164,200, 40,000, 104,200 and 50,000 shares of Class 1 Common Stock, respectively, through the delivery of 42,740, 5,925, 7,954 and 8,194 shares of Class 1 Common Stock of the Company, respectively. The market price of the Class 1 Common Stock on January 20, 1995 was $13.50 per share.
(2)   See "Transactions with Management and Related Transactions."
(3) All shares and amounts, as necessary, have been adjusted to reflect the 25% Common Stock dividend effected in March 1995.


Directors' Compensation

      Directors of the Company who are employees do not receive remuneration for services as directors. Directors who are not employees receive an annual retainer of $4,250 and are paid a fee of $750 per meeting for each meeting attended.

Transactions with Management and Related Transactions

      The Company leases from trusts, of which Robert J. Fabbricatore, the Company's Chairman and Chief Executive Officer, is a beneficiary, office space in Springfield, Massachusetts and southern New Hampshire at an aggregate annual rental of approximately $164,000. Through June 30, 1994, the Company leased office space in Waltham, Massachusetts and Meriden, Connecticut from a company of which Mr. Fabbricatore is a principal, at an aggregate rental of approximately $49,000. Effective July 1, 1994, the Company began subleasing part of its Waltham facility to a company controlled by Mr. Fabbricatore. Sublease income totalled $55,181 for the fiscal year ended March 31, 1995. The Company also contracts, with Comm-Tract Corp., a company in which Mr. Fabbricatore is the controlling stockholder, for the installation of telephone lines and for the service and maintenance and equipment marketed by the Company. During the fiscal year ended March 31, 1995, the Company paid $868 for such services and purchased inventory and equipment from Comm-Tract Corp. for $67,755. The Company believes that such payments for services, inventory and equipment and lease rentals are comparable to the cost for such services, inventory and equipment and for rentals of similar facilities which the Company would be required to pay to unaffiliated individuals in arms-length transactions.

      At March 31, 1994, Mr. Fabbricatore was indebted to the Company in the amount of $263,680. During the fiscal year ended March 31, 1995, the Company made cash advances of $90,573 to Mr. Fabbricatore and $179,596 was credited to his account, leaving an outstanding balance of $174,657 at March 31, 1995. These advances are payable on demand and bear interest at eight (8%) percent per annum.

      In connection with the exercise of stock options, Steven P. Milton, Vice President - Sales and Marketing, was advanced the sum of $135,825 by the Company. The loan is payable on demand and bears interest at 8.0% per annum.

Board Recommendation

      The Board of Directors recommends that the stockholders vote FOR the election of the nominees named above. Unless instructed to the contrary, the enclosed proxy will be voted for the election of such nominees. Election of directors shall be determined by a plurality of the votes cast by stockholders entitled to vote at the election. Since the members of the Board of Directors own approximately 37.7% of the outstanding shares of Common Stock, election of such nominees is probable.

                                   PROPOSAL 2:

            AMENDMENT TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF
                                  COMMON STOCK

      The Board of Directors has adopted and recommends to the stockholders for approval, an Amendment ("Amendment") to Article 3 of the Company's Amended Restated Articles of Organization ("Articles") to increase the number of shares of Common Stock which the Company is authorized to have outstanding to 25,000,000 shares.

      The Company's current Articles authorize the Company to have outstanding up to 8,600,000 shares of Class I Common Stock and up to 1,000,000 shares of Preferred Stock. The Board of Directors believes it to be in the best interest of the Company to increase the number of authorized shares of Common Stock to insure that an ample number of such shares are available for issuance if such issuance becomes desirable.

      The additional shares of Common Stock that would be authorized by the proposed Amendment would be issuable in the discretion of the Board of Directors, normally without further stockholder action, for possible future financing and acquisition transactions, Common Stock dividends or splits, issuance pursuant to the Employee Stock Purchase Plan and the Employees' Stock Bonus Plan and other proper corporate purposes. The Board of Directors does not have any current plans to issue any shares of Common Stock that would be authorized by the Amendment. Stockholder approval of the Amendment will give the Company greater financial flexibility by permitting such shares to be issued without the delay of a special stockholders meeting. Any such delay may deprive the Company of the flexibility the Board of Directors considers important in facilitating the effective use of the shares.

      The proposed Amendment would authorize the Board of Directors to issue an additional 16,400,000 shares of Common Stock. Although it is possible that the private placement of a block of Common Stock could be used as an anti-takeover measure, the proposal to authorize additional Common Stock is made for the reasons set forth above and not as an anti-takeover strategy.

      Pursuant to the proposed Amendment, the class of 25,000,000 shares of Common Stock will be designated as "Common Stock" and each currently outstanding share of Class I Common Stock shall be redesignated as one share of Common Stock and shall have the same rights and privileges.

      The new shares when issued would have the same rights and privileges as the shares of Class I Common Stock presently outstanding.

      No stockholder of the Company has any preemptive right to subscribe for or purchase any of the shares of Common Stock and, once authorized, such shares would be available for issuance at such time and on such terms as the Board of Directors may consider appropriate.

      The proposed Amendment would amend Article 3 of the Articles to read as follows:

      3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:


      CLASS OF STOCK              NUMBER OF SHARES           PAR VALUE
      --------------              ----------------           ---------

      Preferred                       1,000,000                $1.00

      Common                         25,000,000                $ .01


Board Recommendation

      The approval of the proposed Amendment to the Amended Restated Articles of Organization requires the affirmative vote of the holders of shares representing a majority of the outstanding shares of Common Stock and entitled to vote.

      The Board of Directors recommends that stockholders vote for the Amendment to the Amended Restated Articles of Organization. Unless instructed to the contrary, the enclosed proxy will be voted in favor or the proposed Amendment. Since the members of the Board of Directors own approximately 37.7% of the outstanding shares of Common States, approval of the proposal is probable.

                                   PROPOSAL 3:

            RATIFICATION OF ERNST & YOUNG AS INDEPENDENT ACCOUNTANTS

      The Board of Directors has concluded that the continued employment of Ernst & Young as the Company's independent public accountants will be in the Company's best interest and recommends that Ernst & Young be elected for the fiscal year ending March 31, 1996.

      Representatives of Ernst & Young are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

      Ernst & Young (and its predecessor Ernst & Whinney) has served as independent public accountants for the Company continuously since January 1988. The Company has been advised by Ernst & Young that neither the firm nor any of its partners has any material direct or any indirect financial interest in the Company.

Board Recommendation

      The Board of Directors unanimously recommends that the Stockholders vote FOR approval of the selection of Ernst & Young as independent public accountants. Unless instructed to the contrary, the enclosed proxy will be voted for the selection of such accountants. Approval of such selection will require the affirmative votes of a majority of shares entitled to vote thereon present in person or represented by proxy at the Annual Meeting when a quorum is present. Since members of the Board of Directors own approximately 37.7% of the outstanding shares of Common Stock, ratification of such selection is probable.

                             EXPENSE OF SOLICITATION

      All costs connected with the solicitation of Proxies will be borne by the Company. Brokers and other persons holding stock for the benefit of others will be reimbursed for their expenses in forwarding Proxies and accompanying material to the beneficial owners of such stock and obtaining their Proxies. Solicitation will be made by mail, telephone, telegraph or otherwise, and some of the Directors, officers and regular employees of the Company may assist in the solicitation without additional compensation.

                             STOCKHOLDERS' PROPOSALS

      If a stockholder wishes to present a proposal to be voted on the 1996 Annual Meeting, the proponent must, at the time the proposal is submitted, be a record or beneficial owner of at least one (1%) percent or One Thousand ($1,000.00) Dollars in market value of the class of securities entitled to vote at the meeting and have held such securities for at least one (1) year, and such stockholder must continue to own such securities through the date on which the 1996 Annual Meeting is held. The proposal, in order to be included in the management proxy statement, must be received at the Company's executive offices no later than March __, 1996. In order to remove any question as to the date on which a proposal was received by the Board of Directors, it is suggested that proposals be submitted by certified mail, return receipt requested.

                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

      The Board of Directors knows of no other matters which may be presented at the Meeting, but if other matters do properly come before the meeting, it is intended that the persons named in the Proxy will vote according to their best judgment.

      Stockholders are requested to date, sign and return the Proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the Meeting, you may revoke your Proxy at that time and vote in person if you so desire, otherwise your Proxy will be voted for you.

                                    By Order of the Board of Directors

                                    Robert J. Fabbricatore, Chairman


July   , 1995
Waltham, Massachusetts

[X] PLEASE MARK VOTES                    PRELIMINARY COPY
    AS IN THIS EXAMPLE

(Left Column)


                                                          With-   For All
                                                   For    hold    Except
(1) Election of the  following  nominees for the   [ ]     [ ]      [ ]
    Board of Directors to serve until the Annual
    Meeting  of  Stockholders  in 1996 and until
    each   successor   is   duly   elected   and
    qualified.

                  ROBERT J. FABBRICATORE, RICHARD J. SANTAGATI,
          ALPHONSE M. LUCCHESE, PHILIP J. RICHER AND J. RICHARD MURPHY

Instruction: To withhold authority to vote for any individual nominee, check the "For All Except" box and strike a line through the nominee's name in the list above. Unless authority to vote for all foregoing nominees is wittheld, this proxy will be deemed to confer authority to vote for every nominee whose name is not struck.

RECORD DATE SHARES:

                                                   ---------------
    Please be sure to sign and date this Proxy.     Date
- ------------------------------------------------------------------


- -----Stockholder sign here----------Co-owner sign here------------



(Right Column)

                                                   For   Against  Abstain
(2) Prosposal  to approve an  amdendment  to the   [ ]     [ ]      [ ]
    Company's   Amended  Restated   Articles  of
    Organization   to  increase  the  authorized
    shares of Common Stock from 8,600,000 shares to 25,000,000 shares.

(3) Ratify the selection of Ernst & Young LLP as   [ ]     [ ]      [ ]
    the independent accountants of the Company.

(4) In their  discretion,  on any other  matters   [ ]     [ ]      [ ]
    which may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

                       COMPUTER TELEPHONE CORP.

Mark box at right if comments or address change have been           [ ]
noted on the reverse side of this card.


DETACH CARD                                                          DETACH CARD
                            COMPUTER TELEPHONE CORP.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, August 21, 1995.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Computer Telephone Corp.

PROXY                                                                      PROXY
                            COMPUTER TELEPHONE CORP.
                      1995 ANNUAL MEETING OF STOCKHOLDERS

          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Leonard R. Glass and John D. Pittenger and each substitution, for and in the name of the undersigned, to act for the undersigned and vote all stock the undersigned is entitled to vote at the 1995 Annual Meeting of Stockholders of Computer Telephone Corp. to be held on Monday, August 21, 1995 at 9:30 a.m., local time, at the offices of the Company, 360 Second Avenue, Waltham, Massachusetts, and at any and all adjournments thereof, on the following matters:

The undersigned hereby acknowledges receipt of the Annual Report to Stockholders for the Fiscal Year ended March 31, 1995, Proxy Statement and Notice of Annual Meeting dated July __, 1995.

- --------------------------------------------------------------------------------
  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
- --------------------------------------------------------------------------------

(Please sign exactly as your name appears on your stock certificate. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the Proxy should be signed in full corporate or partnership name by a duly authorized officer or partner as applicable.)

- --------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

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